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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  July 24, 2000


                          WESTERN WIRELESS CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


                                   Washington
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                 (State or Other Jurisdiction of Incorporation)

               000-28160                            91-1638901
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       (Commission File Number)          (IRS Employer Identification No.)

                              3650 131st Avenue SE
                               Bellevue, WA 98006
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                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (425) 586-8700


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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS

        The information set forth in the Registrant's press release dated
July 24, 2000 (attached hereto as Exhibit 99.1) and the Registrant's press release dated July 26, 2000 (attached hereto as Exhibit 99.2) are incorporated herein by reference to such press release.

ITEM 7. EXHIBITS

        Designation of
        Exhibit in this Report        Description of Exhibit
        ----------------------        ----------------------

               99.1                   Registrant's press release dated
                                      July 24, 2000

               99.2                   Registrant's press release dated
                                      July 26, 2000


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          WESTERN WIRELESS CORPORATION

                                          Dated:  July 27, 2000


                                          By /s/ Alan R. Bender
                                          ----------------------------
                                          Alan R. Bender
                                          Executive Vice President and
                                          Secretary